SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

August 1, 2006

GWIN, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24520	04-3021770
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5092 South Jones Boulevard, Las Vegas, Nevada	89118
(Address of principal executive offices)	(Zip code)

(702) 967-6000
Registrant’s telephone number, including area code:

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 1, 2006, GWIN, Inc. (the “Company”) announced in a press release (the “Press Release”) that the Company had completed the first step in a comprehensive restructuring plan to strengthen the Company’s balance sheet and to retain the continued services of its key employee and founder, Mr. Wayne Allyn Root. Mr. Root agreed to convert a six figure liability of the Company owed to Mr. Root into shares of convertible Series A Preferred stock of the Company. Furthermore, Mr. Root will remain Chief Executive Officer and Chairman of the Board of the Company and has agreed to waive a termination clause in his current contract.

Item 9.01. Financial Statements and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)       Not applicable.

(d)       Exhibits No. Description:

Exhibit	Description	Location

Exhibit 99.1	Press Release, dated August 1, 2006	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2006	GWIN INC.

By: /s/ Jeff Johnson
Name: Jeff Johnson
Title: Chief Financial Officer